FORWARD FUNDS

Supplement dated August 26, 2013

to the

Forward Funds Class A, Class B, Class C and Advisor Class Prospectus (the “Prospectus”)

dated May 1, 2013, as supplemented

IMPORTANT NOTICE REGARDING THE FORWARD SELECT INCOME FUND

Effective immediately, the purchase restrictions that previously closed Advisor Class shares of the Forward Select Income Fund (the “Fund”) to new investors have been removed.

Effective immediately, the following changes are made:

The first paragraph under the heading “Purchase and Sale of Fund Shares” in the Fund’s “Fund Summary” section in the Prospectus is deleted in its entirety.

The section titled “Additional Information Regarding Purchases of the Forward Select Income Fund” on page 144 of the Prospectus is deleted in its entirety.

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PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPP SI ADV 08262013